Exhibit 99.1
 Investor Day 2022  Cross Country Healthcare  September 14, 2022

 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act, and are subject to the "safe harbor" created by those sections. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “estimates”, “appears”,“seeks”, “will” and variations of such words and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2021, and in our other Securities and Exchange Commission filings made prior to the date hereof.   Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this filing. There can be no assurance that (i) we have correctly measured or identified all of the factors affecting our business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, which is based in part on this analysis, will be successful. Except as may be required by law, the Company undertakes no obligation to update or revise forward-looking statements.  Forward-Looking Statements

 TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5  LEADERSHIP  1  John A. Martins  President and CEO

    OUR ROADMAP AND PLAN  Long-term, sustainable, profitable growth

 EVOLVE ELEVATE EXECUTE

 $31B  Total addressable staffing market   Market Size per Staffing Industry Analysts (SIA), US Staffing Industry Forecast, May 2022 Update., represents 2023 estimate  Employment Projections 2021-2031; US Bureau of Labor Statistics (9/8/2022)  2.6M  Healthcare Jobs to be Added by 2031

    OUR ROADMAP AND PLAN  A digitally transformed, innovative enterprise with diverse capabilities to help clients solve their most pressing labor challenges

 Continuum of Care  Home  Retail Pharmacy  Physician Offices & Clinics  Urgent Care Center  Diagnostic Imaging Center  Ambulatory Procedure  Emergency Department  Hospital  Inpatient Rehabilitation  Outpatient Rehabilitation  Extended Care Facility  Skilled Nursing Facility  Home Health & Hospice  Home/PACE Program  Wellness & Fitness Center  PACE: Program of All-Inclusive Care for the Elderly

 ~3%  Outstanding shares   repurchased in Q3'22  $100M  Share repurchase program  New $100M share repurchase plan announced August 16, 2022  Shares Repurchased Through September 12, 2022

 Bill Burns  Executive Vice President, Chief Financial Officer  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5  LEADERSHIP  1

INVESTOR DAY 2022

# Total Addressable Market


Healthcare Staffing Market
~$30B*
Education Staffing Market
~$1B*
~$31B
Cross Country Healthcare
~$2.5B
Revenue**
MARKET SHARE***
~8%

* Per SIA, US Staffing Industry Forecast, May 2022 Update., 2023 estimate
** Cross Country Healthcare (CCH) trailing twelve month revenue ending June 2022
*** Based on CCH estimates for 2022 and SIA estimated market size.

EVOLVE | ELEVATE | EXECUTE
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 The Healthcare Staffing Market  $21B  13% CAGR  $40B  $34B  $30B  Market Size & Mix per Staffing Industry Analysts, US Staffing Industry Forecast, May 2022 Update., 2023 estimate  Addressable Today & Vendor Management System (VMS) opportunity based on CCH Estimates  CAGR: Compound Annual Growth Rate  2023P  Addressable -  Today  VMS Opportunity

 Travel Nursing Evolution through the Pandemic  $15B  $18B  $23B  $9B  $7B  Bill Rate  $  $$  $$$  $$$  $$  2019  2020  2021  2022  2023  FTEs  (in thousands)  50  85  100  80  90  ‘23 vs.  Pre-Pandemic  CAGR  60%  13%  8%  35%  Our Experience:  ~3x Total Travelers  ~10x age 25 or younger  ~3x between ages of 26 - 41  Market Size Staffing Industry Analysts, US Staffing Industry Forecast, May 2022 Update., 2023 estimate  FTEs (Full Time Equivalents): Pre-pandemic and Peak FTEs per SIA. 2022 & 2023 represent CCH estimates based on internal bill rate trends

 Contingent Usage  Healthcare Job Openings vs. Hires based on JOLTS report from Bureau of Labor Statistics

 Our Success is Built Upon

 Proven Ability to Execute  REVENUE:   7 Straight Quarters Double Digit Growth  13 out of 14 Quarters Meeting or Exceeding Guidance & Consensus   6 Straight Quarters Outpaced Revenue growth vs publicly traded peer  Adj. EBITDA:   7 Straight Quarters High-Single to low-Double Digit Margin  12 out of 14 Quarters Meeting or Exceed Guidance & Consensus

 Raising Q3 Guidance  THIRD QUARTER 2022  ORIGINAL GUIDANCE  REVISED GUIDANCE  Revenue  $605 - $615M  $615M - $625M  Adj. EBITDA  $55M - $60M  $58M - $63M  Adj. EPS  $0.85 - $0.95  $0.90 - $1.00

 Fourth Quarter Revenue Outlook  + $50M or 10%  Min $550M  2022 exit run rate -  Revised  2022 exit run rate -Prior  Min $500M

 2023 Minimum Guidance   2023 Full Year  $2.2B  $200M  +9%  Revenue  Adj. EBITDA  AEBITDA %

 Susan Ball  Executive Vice President, Chief Administrative Officer and General Counsel  LEADERSHIP  1  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5

 “A relationship of this length can only succeed if trust is established between the parties and that is certainly the case for Northwell’s partnership with Cross Country Healthcare.”   - EVP and Chief Nurse Executive of Northwell Health

 <0.5%   Clinical cancellation rate   95%   Onboarding On-time start rate  Internal Metrics – YTD 2022

 Phillip Noe  Chief Information Officer  LEADERSHIP  1  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5

 Our Industry Today  Growing by Acquisitions  Lack an Integrated Tech Stack  STAFFING  Tech-focusedSolutions  Lack Staffing Industry  Experience  TECHNOLOGY  Strong  Weak  Strong  Weak  TRADITIONAL HEALTHCARE STAFFING  TECH DISRUPTORS  PROBLEM  PROBLEM

 THE BENEFIT  Speed and accuracy across the entire professional and client experience.

 A Frictionless, Simple Candidate Experience  OUR GATEWAY PORTAL  EVOLVE ELEVATE EXECUTE

 Digital Credentialing Wallet  Candidate Loyalty  Machine Learning/Artificial Intelligence  Real Time Notifications  Instant Interviews  Quick Extensions  Job Offers  Pay Package Quotes  GATEWAY CANDIDATE PORTAL

 A Frictionless, Simple Client Experience  OUR INTELLIFY VMS

 Integration and Partnership  Machine Learning/Artificial Intelligence  Customer Data  Smart Schedule  Vendor Neutral  Talent Forecasting  OUR INTELLIFY CLIENT PORTAL  Client Needs  Time to Market

 Implementing self service automation  Improving producer efficiency and capacity  Leveraging data and analytics to improve decision making

 Colin McDonald  Chief Human Resources Officer  LEADERSHIP  1  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5

 Train   Recruit   Engage

 We are:  Connected  Accountable  Compassionate  Driven  Entrepreneurial

 1,100+   Most employees hired in a single year  ~20%  Average attrition rate  $350M  Revenue from first-year travel recruiters over the last 12 months  Metrics for CCH corporate employees only (2021-2022)

 42%   New hires from healthcare and staffing industry   81%  Number of employees retained  100%  Employees work where they are most productive  Metrics for CCH corporate employees only (2021-2022)

 36%  Increase in promotions YTD compared to 2021   87%  Employees predicted as a low flight risk using our internal Business Intelligence (BI) system  Metrics for CCH corporate employees only (2021-2022)

 42%  Employees identifying as minorities  87%   Employees who believe CCH is committed to diversity   88%   Employees whobelieve the company respects individuals and values their differences   78%   Female employees  Metrics for CCH corporate employees only (2021-2022)

 Dan White  Chief Commercial Officer  LEADERSHIP  1  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5

 $84M  New MSP contracts signed in 2022  $70M  MSP verbal awards  in contracting for Q3'22

 A Tech-Enabled Workforce Platform  IntellifyTM is our proprietary Vendor Management System (VMS) that automates the process of finding, scheduling and managing staff via one centralized platform

 OUR WORKFORCE PLATFORM  Talent Offerings  Managed Service Program (MSP)  Recruitment Process Outsourcing  Internal Resource Pool  Int’lNursing  Sabbatical Program  Registered Nurse Residency  Upskilling  Motivate/Engage/Retain  Interim Leadership  Locums  Nurse & Allied  Nurse & Allied  Non- Clinical  Physician Search  Executive Search  Non-Clinical

 Marc Krug  Group President, Delivery  LEADERSHIP  1  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5  Amiee Hawkins  SVP Enterprise Operations

 CASE STUDY 1  700+ professionals mobilized in <2 weeks  Onsite regulatory audit: 100% no deficiencies  5% converted to perm staff  209 positions filled  500+ unique candidates sourced  Average 1.7 days to submission  CASE STUDY 2  CCH Internal Data for specific clients

 1  2  3  4  5  6  Source the right professional for the opportunity  Transparency in compensation  Customer success with exceptional service to our professionals and clients  Continuous engagement throughout the professional and client lifecycle  Speed and purpose: speed to partner, speed to support, and speed to deliver  Retention from the first contact to a lifelong partnership  Our Delivery Model – Six Tenants

 1.5 Weeks  3-4 Months  CURRENT  PREVIOUS  Ramp-up Time of New Travel Recruiters  Internal Metrics – 2019 through YTD 2022

 • Recruiter productivity 2X across our travel business lines  • Technology automates non-revenue generating tasks• 24/7 recruitment model maximizes potential productivity   Improving Recruiter Productivity  Internal Metrics – 2019 through YTD 2022

 Bill Burns  Executive Vice President, Chief Financial Officer  TECHNOLOGY  2  CULTURE  3  GO TO MARKET  4  DELIVERY  5  LEADERSHIP  1

 What We Do  Prior  Today  PEOPLE   PROCESS  TECHNOLOGY  = RESULTS  +100%  +50%  3X  Capacity  Productivity  Revenue  x  =  +  +  Travel Local Locums Education Home Search MSP / VMS

 Strong Client Relationships  Revenue by Client Contract Type  MSP / MSO, 53%  3rd Party,  15%  Direct, 32%  MSP / MSO / VMS, 60%  3rd Party,  10%  Direct, 30%  TODAY  FUTURE GOAL  Managed Service Program (MSP), Managed Service Offering (MSO), Vendor Management System (VMS)

 Expanding Lines of Business  TODAY  FUTURE GOAL  Travel, 79%  Other, 2%  Local, 10%  Home, 4%  Education, 2%  Locums, 3%  Travel, 62%  Other, 7%  Local, 7%  Home, 7%  Education, 9%  Locums, 8%  Improving Diversification Through Growth Across Higher Margin Business

INVESTOR DAY 2022

# Vendor Neutral Opportunity

Expanding Market Opportunity through Technology


~$10B - $15B
$1B+
Potential CCH SHARE
~8%

*Scenario for Illustrative Purposes Only*

| | REVENUE | MARGIN |
|---|---|---|
| 20% Capture | **$200M** | **20%-25%** |
| 80% Subs | **$50M** | **~95%+** |
| Total | **$250M** | **~40%** |

Vendor Neutral Opportunity based on CCH Estimates

EVOLVE | ELEVATE | EXECUTE

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Levers for Margin Growth  High Single to Low-Double Digits  Sustained Double Digits  Organic Growth in Higher Margin Businesses  Improved Bill-Pay Spreads  Intellify  Operational Efficiencies  Automation  TODAY  FUTURE GOAL

 Target Annual Free Cash Flow (FCF) Generation >60% of AEBITDA  Estimate ~15%-25% of FCF towards Debt Service  Estimate ~5-15% of FCF towards Share Repurchases, depending on share price and valuations  Sufficient Liquidity to be Opportunistic  Potential to accelerate certain investments  Capital Allocation Strategy

 The Valuation Gap   3-4x  $292M   10-12x  <$50M  FY ’16  Q2 ’22  Adj. AEBITDA based on trailing four quarters ending in each period presented  Multiple equals Enterprise Value divided by Adj. EBITDA; Enterprise Value equals Market Cap, plus Debt, less cash  Multiple  AEBITDA  FY ’19

 Q&A

 Non-GAAP Financial Measures  This presentation references non-GAAP (Generally Accepted Accounting Principles) financial measures. Such non-GAAP financial measures are provided as additional information and should not be considered substitutes for, or superior to, financial measures calculated in accordance with U.S. GAAP. Such non-GAAP financial measures are provided for consistency and comparability to prior year results; furthermore, management believes they are useful to investors when evaluating the Company's performance as they exclude certain items that management believes are not indicative of the Company's operating performance. Such non-GAAP financial measures may differ materially from the non-GAAP financial measures used by other companies. The financial statement tables that accompany our press releases include a reconciliation of each non-GAAP financial measure to the most directly comparable U.S. GAAP financial measure and a more detailed discussion of each financial measure; as such, the financial statement tables should be read in conjunction with the presentation of these non-GAAP financial measures.  This presentation also references pro-forma information which reflects the impact from acquisitions and divestitures as of the beginning of periods being presented or compared.  Adjusted EBITDA is defined as net income (loss) attributable to common stockholders before interest expense, income tax expense (benefit), depreciation and amortization, acquisition and integration-related costs, restructuring (benefits) costs, legal settlements and fees, impairment charges, gain or loss on derivative, loss on early extinguishment of debt, gain or loss on disposal of fixed assets, gain or loss on lease termination, gain or loss on sale of business, other expense (income), net, equity compensation, and applicant tracking system costs.  Adjusted Earnings Per Diluted Share (EPS) is defined as net income (loss) attributable to common stockholders per diluted share before the diluted EPS impact of acquisition and integration-related costs, restructuring (benefits) costs, legal settlements and fees, impairment charges, gain or loss on derivative, loss on early extinguishment of debt, gain or loss on sale of business, applicant tracking system  costs, and nonrecurring income tax adjustments.  Free Cash Flow (FCF) is a non-GAAP financial measure and is defined as cash provided by or used in operations, less capital expenditures.